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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                            ------------------------

                                INTRAWARE, INC.
________________________________________________________________________________

             (Exact name of Registrant as specified in its charter)

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           DELAWARE                     68-0389976
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________________________________________________________________________________

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  (State of incorporation or         (I.R.S. Employer
        organization)              Identification No.)

    25 ORINDA WAY, ORINDA,                94563
          CALIFORNIA
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________________________________________________________________________________

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
    (Address of principal               (Zip Code)
      executive offices)
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If this form relates to the        If this form relates to the
registration of a class of         registration of a class of
securities pursuant to Section     securities pursuant to Section
12(b) of the Exchange Act and is   12(g) of the Exchange Act and is
effective pursuant to General      effective pursuant to General
Instruction A.(c), please check    Instruction A.(d), please check
the following box. / /             the following box. /X/
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Securities Act registration statement file number to which this form        333-69261
relates:                                                                 (If applicable)
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Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
________________________________________________________________________________

Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, par value $0.0001 per share
________________________________________________________________________________
                                (Title of Class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

       Incorporated by reference to the section entitled "Description of Capital Stock--Common Stock" in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 18, 1998, as amended on January 7, 1999 (Registration No. 333-69261) (the "Form S-1 Registration Statement").

ITEM 2. EXHIBITS

       The following exhibits are filed as a part of this registration statement (all of which are incorporated by reference to the corresponding exhibit as filed or to be filed with the Form S-1 Registration Statement):

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      3.1  Restated Certificate of Incorporation of the Registrant to be in
             effect after the closing of the offering made under this Registration Statement.

      3.2 Restated Bylaws of the Registrant to be in effect after the closing of the offering made under this Registration Statement.

      4.1  Specimen Stock Certificate.

     10.2 1996 Stock Option Plan (as amended on December 17, 1998) and form of agreements thereunder.

     10.3  1998 Employee Stock Purchase Plan and form of agreements thereunder.

     10.4  1998 Director Option Plan and form of agreements thereunder.
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                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

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
Date: January 7, 1999           INTRAWARE, INC.

                                By:             /s/ PETER H. JACKSON
                                     -----------------------------------------
                                                  Peter H. Jackson
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER
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